                                                                     Exhibit K

                                POWER OF ATTORNEY

        Know all by these presents, that the undersigned, Zatpack Inc., hereby constitutes and appoints Harvey L. Sperry the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, as a beneficial owner of greater than 10% of a class of equity securities of Hauser, Inc. (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority;

          (3) execute for and on behalf of the undersigned, as a beneficial owner of greater than 5% a class of equity securities of the Company, and to file with the SEC any schedules or other filings or amendments thereto made by the undersigned pursuant to Section 13(d) of the Exchange Act;

          (4) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such filing pursuant to Section 13(d) of the Exchange Act and timely file such form with the SEC and any stock exchange or similar authority; and

          (5) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5, and Schedule 13D with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the Board of Directors of Zatpack Inc. in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March, 1999.


                                         ZATPACK INC.

                                         By: /s/ Peter Zuellig
                                             ------------------------------
                                             Name:  Peter Zuellig
                                             Title: Director, Zatpack Inc.

                                POWER OF ATTORNEY

        Know all by these presents, that the undersigned, Zuellig Group N.A., Inc., hereby constitutes and appoints Harvey L. Sperry the undersigned's true and lawful attorney-in-fact to:

        (1) execute for and on behalf of the undersigned, as a beneficial owner of greater than 10% of a class of equity securities of Hauser, Inc. (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority;

        (3) execute for and on behalf of the undersigned, as a beneficial owner of greater than 5% of a class of equity securities of the Company, and to file with the SEC any schedules or other filings or amendments thereto made by the undersigned pursuant to Section 13(d) of the Exchange Act;

        (4) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such filing pursuant to Section 13(d) of the Exchange Act and timely file such form with the SEC and any stock exchange or similar authority; and

        (5) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5, and Schedule 13D with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the Board of Directors of Zuellig Group N.A., Inc. in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March, 1999.



                                         ZUELLIG GROUP N.A., INC.


                                         By: /s/ Peter Zuellig
                                             ------------------------------
                                             Name:  Peter Zuellig
                                             Title: Director
                                                    Zuellig Group N.A., Inc.

                               POWER OF ATTORNEY

        Know all by these presents, that the undersigned, Zuellig Botanicals, Inc., hereby constitutes and appoints Harvey L. Sperry the undersigned's true and lawful attorney-in-fact to:

        (1) execute for and on behalf of the undersigned, as a beneficial owner of greater than 10% of a class of equity securities of Hauser, Inc. (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority;

        (3) execute for and on behalf of the undersigned, as a beneficial owner of greater than 5% of a class of equity securities of the Company, and to file with the SEC any schedules or other filings or amendments thereto made by the undersigned pursuant to Section 13(d) of the Exchange Act;

        (4) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such filing pursuant to Section 13(d) of the Exchange Act and timely file such form with the SEC and any stock exchange or similar authority; and

        (5) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5, and Schedule 13D with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the Board of Directors of Zuellig Botanicals, Inc. in a signed writing delivered to the foregoing attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March, 1999.



                                         ZUELLIG BOTANICALS, INC.


                                         By: /s/ Volker Wypyszyk
                                             ------------------------------
                                             Name:  Volker Wypyszyk
                                             Title: Director and President,
                                                    Zuellig Botanicals, Inc.